Creating the Global Leader in Communications Solutions August 2006 Alcatel Lucent Merger Roadshow

SAFE HARBOR FOR FORWARD LOOKING STATEMENTS AND OTHER IMPORTANT INFORMATION This document contains statements regarding the proposed transaction between Lucent and Alcatel, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the proposed transaction and other statements about Lucent and Alcatel's managements' future expectations, beliefs, goals, plans or prospects that are based on current expectations, estimates, forecasts and projections about Lucent and Alcatel and the combined company, as well as Lucent's and Alcatel's and the combined company's future performance and the industries in which Lucent and Alcatel operate and the combined company will operate, in addition to managements' assumptions. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical facts. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. These risks and uncertainties are based upon a number of important factors including, among others: the ability to consummate the proposed transaction; difficulties and delays in obtaining regulatory approvals for the proposed transaction; difficulties and delays in achieving synergies and cost savings; potential difficulties in meeting conditions set forth in the definitive merger agreement entered into by Lucent and Alcatel; fluctuations in the telecommunications market; the pricing, cost and other risks inherent in long-term sales agreements; exposure to the credit risk of customers; reliance on a limited number of contract manufacturers to supply products we sell; the social, political and economic risks of our respective global operations; the costs and risks associated with pension and postretirement benefit obligations; the complexity of products sold; changes to existing regulations or technical standards; existing and future litigation; difficulties and costs in protecting intellectual property rights and exposure to infringement claims by others; and compliance with environmental, health and safety laws. For a more complete list and description of such risks and uncertainties, refer to Lucent's annual report on Form 10-K for the year ended September 30, 2005 and quarterly reports on Form 10-Q for the periods ended December 31, 2005 and March 31, 2006 and Alcatel's annual report on Form 20-F for the year ended December 31, 2005, as amended, as well as other filings by Lucent and Alcatel with the U.S. Securities and Exchange Commission (the "SEC"). Except as required under the U.S. federal securities laws and the rules and regulations of the SEC, Lucent and Alcatel disclaim any intention or obligation to update any forward-looking statements after the distribution of this document, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

Proposed Merger Transaction Strategic Rationale

Compelling Strategic Rationale Strategic Fit Right Time, Right Solutions, Right Companies Creating First True global Communications Solutions Provider Unparalleled ability to offer integrated end-to-end solutions Industry leading R&D platforms Leader in converged networks Deep customer relationships with every major service provider Common Vision and Innovation Culture Enable Successful Execution Achieving Significant Synergies and Enhancing Financial Position Approx. €1.4 / $1.7 billion in annual pre-tax cost synergies within 3 years, with a substantial majority expected to be achieved in the first 2 years post closing NPV of cost synergies approximately €10 / $12 billion Combined CY05 revenues of €21 / $25 billion, cash of €9 / $11 billion EPS accretive in the first year post closing with synergies, excluding restructuring charges and amortization of intangible assets Enhancing Shareholder Value

OCT 2005** APRIL 2006** JUNE 2006** Ericsson to buy most of Marconi Alcatel & Lucent to merge Nokia & Siemens combine comm equipment units Alcatel-Lucent € 18.6 Bn revenues* Ericsson-Marconi € 16.4 Bn revenues* Nokia Siemens Networks € 15.8 Bn revenues* * Calendar Year 2005, Alcatel Lucent revenues are Post-Thales transaction ** Transaction announcement dates A leader in converged networks & services Telecom Industry - Going Through Significant Consolidation

Industry Leading Portfolio & Business Profile Creating first true global communications solutions provider Diversified portfolio of complementary products Diverse customer base Extensive end-to-end Services & Support capabilities Leading R&D capabilities Leader in Converged Networks & Services A leader in IPTV, NGN / IMS & 3G Spread Spectrum (CDMA & UMTS) Critical capabilities in next-gen network transformation, multi-vendor capability 35% Europe, 34% NA, 31% RoW (RoW: Asia-Pac 15%, Middle East & Africa 9%, Caribbean & Latin America 7%)* €2.4 Bn spend**, 25,000 patents**, >26,000 staff** #1 wireline, #3 mobility, in the top 3 in applications & services * % of CY05 revenues ** CY05, patents & staff as of Dec. 31, 2005

Proposed Merger Transaction Status Update

Balanced team leverages talent and experience SERVICES John Meyer ENTERPRISE Hubert de Pesquidoux WIRELINE Michel Rahier WIRELESS Mary Chan CONVERGENCE Marc Rouanne Corporate Centers Worldwide Integrated Supply Chain & Procurement Optimal Corporate Structure Defined CARRIER Etienne Fouques Business Groups

EUROPE & SOUTH Olivier Picard EUROPE & NORTH Vince Molinaro NORTH AMERICA Cindy Christy ASIA- PACIFIC Frederic Rose Optimal Corporate Structure Defined Regions

Board of Directors and Senior Management Team Named Balanced team leverages talent and experience Directors named on July 27, 2006 and to be confirmed at shareholders meeting Directors: 6 from Alcatel, 6 from Lucent, 2 mutually agreed still to be named 2 observers Substantial portion of senior management team already announced

Expected Cost Synergies Year 1 545 Year 2 1088 Year 3 1432 ~ 30% ~ 70% €1.4/$1.7 Bn Tangible and Clearly Identified Approx. €1.4 / $1.7 billion in annual pre-tax cost synergies within 3 years About 70% expected to be achieved in the first 2 years post closing ~ 30% Costs of goods sold ~70% Operating expenses ~ 55% of synergies related to workforce reductions (approximately 9,000 people) €10 / $12 billion NPV of cost synergies expected to accrue to shareholders of combined company Cost synergies Cumulative % achieved by year

Expected Cost Synergies * Currency exchange rate ratio: Euro 1 = USD 1.22 Examples of planning progress to date * End of year-3 targets identified Real Estate: €100M / $122M Supply Chain/Procurement: €250M / $305M Platform Convergence: €400M / $488M Potential for revenue synergies Corporate Functions Real Estate Information Technology Supply Chain and Procurement Sales and Marketing Services Research & Development Platform Convergence Tangible and Clearly Identified

Status of Merger Closing Items On track to complete our merger transaction by the end of calendar year 2006, which is within the six to 12 month timeframe originally announced on April 2

Lucent Pension Plans and Retiree Healthcare * Qualified U.S. pension plans, contributions based on current pension funding rules. **As of June 30, 2006 Pensions Combined over funded status on a GAAP basis as of Sept. 30, 2005 Fair Value of Plan Assets of approximately $34 billion Benefit Obligation of approximately $31 billion Fair Value of Plan Assets at June 30, 2006 of approx. $34 billion During fiscal 3Q06 allocation of overall U.S. pension plan assets changed to about 50/50 equity/fixed-income securities Currently do not expect to make contributions through 2007* Believe it is unlikely that any required contributions would have a material impact on liquidity through 2010 Retiree Healthcare Provide benefits for approximately 182,000 retirees and dependents** Obligations and plan assets for management and formerly represented retirees accounted for separately Management - funded out of operating cash Formerly Represented - funded out of trusts ($232 million available**); $2.2 billion of pension plan assets eligible to fund as of Jan. 1, 2006

Compelling Strategic Rationale Strategic Fit Right Time, Right Solutions, Right Companies Creating First True global Communications Solutions Provider Unparalleled ability to offer integrated end-to-end solutions Industry leading R&D platforms Leader in converged networks Deep customer relationships with every major service provider Common Vision and Innovation Culture Enable Successful Execution Achieving Significant Synergies and Enhancing Financial Position Approx. €1.4 / $1.7 billion in annual pre-tax cost synergies within 3 years, with a substantial majority expected to be achieved in the first 2 years post closing NPV of cost synergies approximately €10 / $12 billion Combined CY05 revenues of €21 / $25 billion, cash of €9 / $11 billion EPS accretive in the first year post closing with synergies, excluding restructuring charges and amortization of intangible assets Enhancing Shareholder Value

Questions & Answers

WHERE TO FIND ADDITIONAL INFORMATION FILED WITH THE SEC In connection with the proposed transaction between Lucent and Alcatel, Alcatel has filed a registration statement on Form F- 4 (File no. 33-133919) (the "Form F-4"), which includes a definitive proxy statement/prospectus, dated August 4, 2006, relating to the Alcatel ordinary shares underlying the Alcatel American Depositary Shares ("ADS") to be issued in the proposed transaction. Alcatel and Lucent have also filed, and intend to continue to file, additional relevant materials with the SEC, including a registration statement on Form F-6 (the "Form F-6" and together with the Form F-4, the "Registration Statements") to register the Alcatel ADSs to be issued in the proposed transaction. The Registration Statements and the related proxy statement/prospectus contain important information about Lucent, Alcatel, the proposed transaction and related matters. Investors and security holders may obtain free copies of the documents filed with the SEC by Lucent and Alcatel through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of materials filed with the SEC by Lucent and Alcatel by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500 and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10- 10.